UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34064	95-4546874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 Sunset Blvd., West Hollywood, CA		90069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (310) 360-3300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2009, Ticketmaster Entertainment, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included a press release announcing the Company’s results for the quarter ended September 30, 2009 (the “Release”). The Company is filing this Current Report on Form 8-K/A (this “Amended Form 8-K”) to correct an error in the Release.  The number of tickets sold and the gross value of tickets sold for each of the three months ended September 30, 2008 and 2009 set forth in the Financial and Operating Metrics Summary table on the first page of the Release reflect only primary tickets, while the footnote to those line items indicates they are inclusive of primary and secondary tickets. The corrected portion of the table, showing number of tickets sold and gross value of tickets sold, inclusive of primary and secondary tickets, is as follows:

	Three Months Ended September 30,
	2009	2008	% Change
	(In millions, except per share data)
Operating Metrics (2)
Number of tickets sold	29.8	33.7	(12)%
Gross value of tickets sold	$1,751.0	$2,077.9	(16)%

(2)           The number and gross value of tickets sold are inclusive of primary and secondary tickets.

This correction does not otherwise affect the reported results in the narrative of the Release or other financial tables originally issued November 9, 2009, or the Original Form 8-K.

The information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.  OTHER EVENTS

See Item 2.02 above.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements include statements relating to the Company’s anticipated financial performance, business prospects, new developments and similar matters, and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions.  As such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance or results to differ materially from those in the forward-looking statements, including those risks and uncertainties related to the Company’s pending merger (the “Merger”) with Live Nation, Inc. (“Live Nation”); the Company’s ability to operate effectively as a public company following its recent spin-off from IAC; changes in economic conditions generally or in the live entertainment industry; the ability of the Company to retain existing clients and obtain new clients; Ticketmaster’s ability to maintain Ticketmaster’s brand recognition and attract and retain customers in a cost-effective manner; integration of historical and future acquisitions, including the Front Line acquisition; the Company’s ability to expand successfully in international markets; changing customer requirements and industry standards; regulatory changes; and the other risks detailed from time to time in the Company’s SEC reports, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company assumes no obligation to update these forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, Live Nation and Ticketmaster have filed a Registration Statement on Form S-4 (Registration No. 333-159991) containing a joint proxy statement-prospectus regarding the proposed Merger and other documents regarding the proposed transaction with the Securities and Exchange Commission.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT-PROSPECTUS AND SUCH OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER, LIVE NATION AND THE MERGER. A proxy statement/prospectus is being sent to stockholders of each of Ticketmaster and Live Nation seeking their approval of matters in connection with the proposed Merger. The joint proxy statement/prospectus and other relevant materials and any other documents filed by Ticketmaster or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations Department at (310) 867-7000 or by accessing Live Nation’s investor relations website at www.livenation.com/investors; or (ii) by contacting Ticketmaster’s Investor Relations Department at (310) 360-2354 or by accessing Ticketmaster’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the Merger.

Ticketmaster, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the Merger. Information about the executive officers and directors of each of Ticketmaster Entertainment and Live Nation and the number of shares of each company’s common stock beneficially owned by such persons is set forth in the joint proxy statement/prospectus regarding the Merger. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster, Live Nation and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	EVP & Chief Financial Officer

Date: November 13, 2009